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                                                                 EXHIBIT 23(b)







                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Allstate Corporation on Form S-8 of our reports dated February 19, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Allstate Corporation for the year ended December 31, 1998.




Deloitte & Touche LLP


Chicago, Illinois
February 18, 2000











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